SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 195
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of King of Prussia Property

     On August 11, 2004, BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), through its operating partnership subsidiary, BioMed Realty, L.P. (the “Operating Partnership”), completed the acquisition of an 89% partnership interest in Radnor Properties-145 KOP, L.P., the limited partnership that owns the King of Prussia property, located in Radnor, Pennsylvania. The interest includes an 88.5% limited partnership interest and a 0.5% general partnership interest, which is held through BMR-145 King of Prussia Road GP LLC, a wholly owned subsidiary of the Operating Partnership. The purchase price, which was determined through negotiations between the Operating Partnership and the sellers, affiliates of The Rubenstein Company, was $87.8 million and consists of a cash purchase price of approximately $11.0 million and the repayment of debt of approximately $76.8 million. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering. The King of Prussia property consists of five buildings representing 427,109 rentable square feet of laboratory, office and warehouse space, which are currently 100% leased to two tenants, one of which will be an affiliate of The Rubenstein Company, as master leasee.

Acquisition of Landmark at Eastview Property

     On August 12, 2004, the Operating Partnership completed the acquisition of a leasehold interest in the Landmark at Eastview property, located in Tarrytown, New York, from Eastview Holdings LLC. The Operating Partnership acquired a 99-year ground lease through its wholly owned subsidiary, BMR-Landmark at Eastview LLC. The purchase price, which was determined through negotiations between the Operating Partnership and Eastview Holdings, was $99.3 million. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering. The property consists of eight buildings, representing 755,837 rentable square feet of laboratory and office space, and is currently 93% leased to 18 tenants.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 60 days following the due date of this report.

(b)	Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 60 days following the due date of this report.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
2.1*	Agreement to Enter Lease of Real Property between Eastview Holdings LLC and BMR-Landmark at Eastview LLC dated as of June 21, 2004.
2.2*	First Amendment to Agreement to Enter Lease of Real Property between Eastview Holdings LLC and BMR-Landmark at Eastview LLC dated as of June 23, 2004.
2.3*	Agreement of Purchase and Sale for Partnership Interests among Radnor Properties Associates-II, L.P., Radnor GP-145 KOP, L.L.C., BMR-145

Exhibit
Number	Description of Exhibit
King of Prussia Road GP LLC and BioMed Realty, L.P. dated as of June 24, 2004.

*	Incorporated by reference to the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on May 5, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2004	BIOMED REALTY TRUST, INC.
	By:	/s/ JOHN F. WILSON, II
		Name:	John F. Wilson, II
		Title:	Chief Financial Officer